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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             FORM 8-K CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 28, 2000
                Date of Report (Date of earliest event reported)

                        Commission File Number 000-23177


                              TRAVELOCITY.COM INC.
             (Exact name of Registrant as specified in its charter)


            Delaware                                           75-2855109
(State or other jurisdiction of                              (IRS Employer
 incorporation or organization)                           Identification Number)


                            4200 Buckingham Boulevard
                                     MD 1400
                             Fort Worth, Texas 76155
               Address of principal executive offices -- Zip Code)

       Registrant's telephone number, including area code: (817) 963-2923



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Item 5. Other Events

         The Registrant has filed all requisite documents with the Delaware Secretary of State to amend and restate the Registrant's Restated Certificate of Incorporation to redesignate the Registrant's Series A Preferred Stock, par value $0.001 per share, as Class A Common Stock, par value $0.001 per share, effective August 28, 2000. No other changes to the terms of the Series A Preferred Stock were made in such filing.

         As of June 30, 2000, giving effect to the above referenced redesignation, Travelocity.com's capital structure will include the following shares (in thousands):

                                                     As of June 30, 2000
                                                -----------------------------
                                                                  Issued and
                                                 Authorized      Outstanding
                                                -------------   -------------
Common Stock                                          135,000          16,146

Class A Common Stock                                   33,000          33,000(1)

Class B Common Stock                                   75,000              --

                                                -------------   -------------
Total common shares                                   243,000          49,146
                                                =============   =============



(1) Travelcity Holdings, Inc., a wholly-owned subsidiary of Sabre, Inc., holds 33,000,000 shares of the Registrant's Class A Common Stock, which together with 30,000,000 units of Travelocity.com LP, owned by Travelocity Holdings, Inc., Sabre, Inc., and TSGL Holding, a wholly-owned subsidiary of Sabre Inc., are convertible into 33,000,000 shares of the Registrant's Common Stock. If Sabre Inc. and its wholly-owned subsidiaries exercised their right to convert all their partnership units and Class A Common Stock into Common Stock, Sabre, Inc. would own approximately 70% of the outstanding shares of Common Stock of the Registrant. Sabre, Inc. is a beneficial owner of the Class A Common Stock based on 100% ownership of Travelocity Holdings, Inc. Sabre Holdings Corporation is a beneficial owner of these shares based on 100% ownership of Sabre, Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

     3.1  Restated Certificate of Incorporation, dated August 28, 2000.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           TRAVELOCITY.COM INC.


Dated: August 30, 2000                     By: /s/ Andrew B. Steinberg
                                               -------------------------------
                                               Andrew B. Steinberg
                                               Executive Vice President
                                               Administration, General Counsel
                                               and Corporate Secretary



                               INDEX TO EXHIBITS


EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
  3.1        Restated Certificate of Incorporation, dated August 28, 2000.